UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

DIPEXIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36351 (Commission File Number)	46-4995704 (IRS Employer Identification No.)

14 Wall Street, Suite 3D New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 269-2834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On December 22, 2016, Dipexium Pharmaceuticals, Inc. (“DPRX” or the “Company”), Dipexium Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of DPRX (“AcquireCo”) and PLx Pharma Inc., a Delaware corporation (“PLx”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, AcquireCo will merge with and into PLx, with PLx becoming a wholly-owned subsidiary of DPRX and the surviving corporation of the merger (the “Merger”).  The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, the percentage of the combined company that DPRX stockholders will own following the closing of the Merger is subject to adjustment based on the level of DPRX’s cash at the closing. On a pro forma basis, based upon the number of shares of DPRX common stock (“DPRX Common Stock”) to be issued in the Merger, following the closing of the Merger, (i) current DPRX stockholders will own approximately 23.25% of the combined company and current PLx stockholders will own approximately 76.75% of the combined company if DPRX’s cash at closing is equal to or in excess of $12.5 million, (ii) current DPRX stockholders will own approximately 22.5% of the combined company and current PLx stockholders will own approximately 77.5% of the combined company if DPRX’s cash at closing is equal to or in excess of $12 million.

Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of DPRX and PLx.  The Merger Agreement contains certain termination rights for both DPRX and PLx, and further provides that, upon termination of the Merger Agreement under specified circumstances, DPRX may be required to pay PLx a termination fee of $700,000 or PLx may be required to pay DPRX a termination fee of $500,000.

The Merger Agreement also contains customary representations, warranties and covenants made by DPRX and PLx, including as to the indemnification of directors and officers, and DPRX’s and PLx’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger.

In connection with the Merger, DPRX will seek to amend its certificate of incorporation to: (i) increase the number of authorized shares of DPRX Common Stock, (ii) change the name of DPRX to PLx Pharma Inc., subject to the consummation of the Merger and (iii) if deemed reasonably necessary by PLx, effect a reverse stock split.

Pursuant to the terms of the Merger Agreement, DPRX will make a bridge loan available to PLx in the principal amount of $2 million by January 15, 2017.

Also in connection with the Merger Agreement, (i) certain directors and officers of DPRX holding approximately 35% of the outstanding capital stock of DPRX have each entered into a voting agreement in favor of PLx and prior to the filing of the registration statement on Form S-4, certain directors and officers of DPRX owning or controlling approximately 38% of the outstanding capital stock of DPRX will enter into a lock-up agreement in favor of DPRX and PLx, and (ii) the officers, directors and certain stockholders of PLx owning or controlling approximately 35% of PLx’s voting securities have each entered into a voting agreement in favor of DPRX and prior to the filing of the registration statement on Form S-4, officers, directors and certain stockholders of PLx owning or controlling approximately 50% of PLx’s voting securities will enter into a lock-up agreement in favor of DPRX and PLx (collectively, the “Support Agreements”). The Support Agreements place certain restrictions on the transfer of the shares of DPRX and PLx held by the respective signatories thereto and covenants on the voting of such shares in favor of approving the transactions contemplated by the Merger Agreement and against any actions that could adversely affect the consummation of the Merger.

DPRX’s and PLx’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining the requisite approvals of the stockholders of DPRX and PLx, including the approval of the charter amendments by the stockholders of DPRX, DPRX having a minimum level of cash of $12 million at the time of closing, and the effectiveness of a registration statement on Form S-4 relating to the shares of DPRX common stock to be issued to PLx stockholders pursuant to the Merger Agreement.

The Board of Directors of DPRX has unanimously approved the Merger Agreement and the related transactions, and has adopted resolutions recommending the requisite stockholder approval for the issuance of the shares of DPRX common stock pursuant to the Merger. DPRX has agreed to hold a stockholders’ meeting to submit certain matters to its stockholders for their consideration. In connection with the Merger, DPRX intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement/prospectus of both DPRX and PLx and other relevant materials in connection with the proposed transactions.

The foregoing description of (i) the Merger Agreement and the transactions contemplated thereby and (ii) the Support Agreements and the transactions contemplated thereby, in each case, do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference, and to the form of DPRX Voting Agreement, the form of PLx Voting Agreement, the form of DPRX Lock-Up Agreement and the form of PLx Lock-Up Agreement, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, hereto and which are incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about DPRX, PLx or AcquireCo, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about DPRX, PLx or AcquireCo. None of DPRX’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of DPRX, PLx, AcquireCo or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of DPRX or PLx or the solicitation of any vote or approval. In connection with the proposed transaction, DPRX will file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will contain important information about DPRX, PLx, the transaction and related matters. DPRX and PLx will mail or otherwise deliver the joint proxy statement/prospectus to their respective stockholders when it becomes available. Investors and security holders of DPRX and PLx are urged to read carefully the joint proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of DPRX will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by DPRX through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of DPRX will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting DPRX, Attn: David Luci, davidluci@dipexium.com. Investors and security holders of PLx will be able to obtain free copies of the joint proxy statement/prospectus for the merger by contacting PLx, Attn: Natasha Giordano, ngiordano@plxpharma.com.

DPRX and PLx, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between DPRX and PLx. Information regarding DPRX’s directors and executive officers is contained in DPRX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 22, 2016, and will also be available in the joint proxy statement/prospectus that will be filed by DPRX with the SEC in connection with the proposed transaction. Information regarding PLx’s directors and officers and a more complete description of the interests of PLx’s directors and officers in the proposed transaction will be available in the joint proxy statement/prospectus that will be filed by DPRX with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the transaction, the amount of DPRX’s cash at closing, the prospects for commercializing or selling any products or drug candidates, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to DPRX, PLx or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. DPRX and PLx caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by DPRX or PLx to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of DPRX’s or PLx’s proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that DPRX or PLx may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect DPRX’s business, financial conditions and results of operations are contained in DPRX’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent DPRX’s and PLx’s estimate as of the date hereof only, and DPRX and PLx specifically disclaim any duty or obligation to update forward-looking statements.

Other risks and uncertainties are more fully described in DPRX’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC, and in other filings that DPRX makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described above under “Important Additional Information will be Filed with the SEC.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Item 5.01                                           Changes in Control of Registrant

The completion of the Merger will constitute a change in control of DPRX. The Merger is described in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 5.01.

Item 5.02                                           Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Merger Agreement provides that, following the Merger, Michael Valentino will be the Chairman of the Board of Directors of DPRX and Natasha Giordano will be the Chief Executive Officer of the combined company.  Additionally, following the Merger, it is expected that the Board of Directors of DPRX will consist of a total of seven members, six of whom will be designated by PLx and 1 current director of DPRX: David P. Luci.

Item 8.01                                           Other Events

On December 22, 2016, DPRX issued a joint press release with PLx announcing that the companies have entered into the Merger Agreement.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial statements and Exhibits

(d)                                 The following exhibits are furnished with this report:

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization dated as of December 22, 2016 by and among DPRX, PLx and Dipexium Acquisition Corp.

10.1	Form of DPRX Voting Agreement dated as of December 22, 2016 entered into by and among DPRX, PLx and certain stockholders of DPRX.

10.2	Form of PLx Voting Agreement dated as of December 22, 2016 entered into by and among PLx, DPRX and certain stockholders of PLx.

10.3	Form of DPRX Lock-Up Agreement dated as of December 22, 2016 entered into by and among DPRX, PLx and certain stockholders of DPRX.

10.4	Form of PLx Lock-Up Agreement dated as of December 22, 2016 entered into by and among PLx, DPRX and certain stockholders of PLx.

99.1	Joint Press Release dated December 22, 2016.

*                                         All Schedules to this Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIPEXIUM PHARMACEUTICALS, INC.

Date: December 22, 2016	/s/ David P. Luci
David P. Luci
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger and Reorganization dated as of December 22, 2016 by and among DPRX, PLx and Dipexium Acquisition Corp.

10.1	Form of DPRX Voting Agreement dated as of December 22, 2016 entered into by and among DPRX, PLx and certain stockholders of DPRX.

10.2	Form of PLx Voting Agreement dated as of December 22, 2016 entered into by and among PLx, DPRX and certain stockholders of PLx.

10.3	Form of DPRX Lock-Up Agreement dated as of December 22, 2016 entered into by and among DPRX, PLx and certain stockholders of DPRX.

10.4	Form of PLx Lock-Up Agreement dated as of December 22, 2016 entered into by and among PLx, DPRX and certain stockholders of PLx.

99.1	Joint Press Release dated December 22, 2016.

*                                         All Schedules to this Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.